THIRD AMENDMENT AND JOINDER TO LOAN AND SECURITY AGREEMENT

AND

SCHEDULE TO LOAN AND SECURITY AGREEMENT

AND

SECOND AMENDMENT TO COLLATERAL PLEDGE AGREEMENT

This Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") is made as of this 9th day of March, 2011 by and among **EMTEC, INC.** (a Delaware corporation), **EMTEC, INC.** (a New Jersey corporation), **EMTEC VIASUB LLC** (a Delaware limited liability company), **EMTEC FEDERAL, INC.** (formerly known as WESTWOOD COMPUTER CORPORATION) (a New Jersey corporation), **EMTEC GLOBAL SERVICES LLC** (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC) (a Delaware limited liability company), **LUCEO, INC.** (an Illinois corporation), **EBUSINESS APPLICATION SOLUTIONS, INC.** (a New Jersey corporation), **AVEEVA, INC.** (a Delaware corporation), **SECURE DATA, INC.** (a Delaware corporation), **EMTEC INFRASTRUCTURE SERVICES CORPORATION** (a Delaware corporation) and **KOAN-IT (US) Corp.** (a Delaware Corporation) (collectively, the "**Existing Borrowers**"), whose address is 11 Diamond Road, Springfield, NJ 07081; and **COVELIX, INC.** (a Delaware corporation) ("**Covelix**") and **DINERO SOLUTIONS, LLC** (a Georgia limited liability company) ("**Dinero**") (each a "**Joining Borrower**", and all together with Existing Borrowers, jointly and severally, "**Borrower**"); and **DE LAGE LANDEN FINANCIAL SERVICES, INC.** ("**DLL**"), whose address is 1111 Old Eagle School Road, Wayne, PA 19087.

BACKGROUND

A. Existing Borrowers and DLL are party to that certain Loan and Security Agreement dated December 7, 2006 (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Loan and Security Agreement**"), including that certain Schedule to the Loan and Security Agreement dated December 7, 2006 executed by Borrower and DLL in connection with and as a part of the Loan and Security Agreement (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Schedule**"), pursuant to which DLL established certain credit facilities in favor of Borrower. The Loan and Security Agreement, collectively together with the Schedule, as either may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, are referred to herein collectively as the "**Loan and Security Agreement**". All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan and Security Agreement.

B. In addition, Existing Borrowers have executed that certain Guaranty and Suretyship Agreement dated as of December 7, 2010 in favor of DLL and its Affiliates (as it may otherwise have

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been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Canadian Guaranty**"), pursuant to which Existing Borrowers have agreed to guarantee any obligations of any Canadian Subsidiaries of Borrower owing to DLL and its Affiliates. The Loan and Security Agreement, and all instruments, documents and agreements executed in connection therewith or related thereto, together with the Canadian Guaranty, are referred to herein, collectively as the "**Existing Loan Documents**."

C. Pursuant to that certain letter from DLL to Borrower dated February 2, 2011, DLL consented (notwithstanding anything to the contrary provided for in Sections 6.2.1, 6.1.15 and 6.2.2 of the Loan and Security Agreement) to the purchase by Borrower Emtec Global Services LLC ("**Emtec Global**") of all of the outstanding equity interests issued by Dinero on the condition that Dinero be joined into and become a Borrower entity under the Loan and Security Agreement and other Existing Loan Documents.

D. Pursuant to that certain letter from DLL to Borrower dated February 3, 2011, DLL consented (notwithstanding anything to the contrary provided for in Sections 6.2.1, 6.1.15 and 6.2.2 of the Loan and Security Agreement) to the purchase by Emtec Global of all of the outstanding equity interests issued by Covelix on the condition that Covelix be joined into and become a Borrower entity under the Loan and Security Agreement and other Existing Loan Documents. Covelix is the owner of 100% of all the outstanding equity interests issued by Covelix Technologies Private Ltd., an entity incorporated in India ("**Covelix India**").

E. Borrower and DLL have mutually agreed to make certain amendments and modifications to the Loan and Security Agreement and the credit facilities established thereunder, including (i) providing for the joinder of the Joining Borrowers into the Loan and Security Agreement as joint and several Borrower entities thereunder, and DLL and (ii) certain other changes to the terms and conditions of the Existing Loan Documents, and DLL has agreed to make such amendments and modifications and grant such waivers in accordance with the provisions of and on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

1. Joinder. Upon the effectiveness of this Amendment as provided for in Section 5 hereof, each Joining Borrower joins in as, assumes the obligations and liabilities of, adopts the obligations, liabilities and role of, and becomes, one of the joint and several Borrower entities under the Loan and Security Agreement and the other Existing Loan Documents (including without limitation the Secured Floorplan Loan Note and the Secured Revolving Credit Note and the Canadian Guaranty). All references to "Borrower" contained in the Existing Loan Documents other than the Canadian Guaranty, specifically including the Loan and Security Agreement, are hereby deemed for all purposes to also refer to and include each Joining Borrower as one of the Borrower entities and all references to the "Undersigned" contained in the Canadian Guaranty are hereby deemed for all purposes to also refer to and include each Joining Borrower as one of the Undersigned

entities . Each Joining Borrower hereby agrees to comply with all of the terms and conditions of the Existing Loan Documents, specifically including the Loan and Security Agreement and the Canadian Guaranty, as if such Joining Borrower were an original signatory thereto. Without limiting the generality of the provisions above, each Joining Borrower hereby becomes liable, on a joint and several basis, along with all other Borrower entities, for: (i) all Obligations, including, without limitation, all existing and future Loans and other liabilities and obligations incurred at any time by any one or more Borrower entities under the Existing Loan Documents or any future Loan Documents that may hereafter be executed and delivered by the parties hereto (including, without limitation, the Secured Floorplan Loan Note and the Secured Revolving Credit Note), as amended hereby or as may be hereafter amended, modified, supplemented or replaced and (ii) all Covered Obligations (as that term is defined under the Canadian Guaranty).

2. Amendments to the Schedule. Upon the effectiveness of this Amendment as provided for in Section 3 below, the Schedule is hereby amended and modified in the following manner.

(A) Amendment to Amend and Restate Covenant Regarding Indian/Foreign Subsidiaries. Section 6.1.15 of the Schedule entitled "**Additional Covenants**" is hereby amended by amending and restating the subsections entitled "Covenants Regarding Non-Borrower Subsidiary – Aviance Software (India) Pvt. Ltd." and "Covenant Regarding Non-Borrower Canadian Subsidiaries" as follows:

Covenants Regarding Non-Borrower Foreign Subsidiaries.

For purposes of this covenant and any other covenant in Section 6 of this Loan Agreement and this Schedule, a "Foreign Subsidiary" shall mean a Subsidiary organized under the laws of a jurisdiction outside of the United States or Canada and "Permitted Foreign Subsidiary" shall mean, collectively, MauritiusCo and Emtec India (each as defined below) and any other Foreign Subsidiaries hereafter created, formed or acquired by Borrower and its Subsidiaries in accordance with the paragraph titled "Covenant Regarding New Subsidiaries" in this Section 6.1.15 of this Schedule below. Borrower represents and warrants and covenants that: (i) the only direct and indirect Foreign Subsidiaries of Borrower as of March 9, 2010 consist of (1) Emtec Services Mauritius ("MauritiusCo"), a company organized under the laws of Mauritius and a direct wholly-owned subsidiary of Emtec Global Services LLC ("Emtec Global"), (2) Emtec Software India Private Limited (formerly known as Aviance Software India Pvt, Ltd.) ("Emtec India"), a private limited company organized under the laws of India and a direct wholly-owned Subsidiary of MauritiusCo, and (3) Covelix Technologies Private Ltd. ("Covelix India"), an entity incorporated in India, (ii) MauritiusCo does not and will not conduct any business other than the business of acting as an intermediate foreign holding company owing all of the capital stock and other equity interest of Emtec India and certain other Permitted Foreign Subsidiaries of Borrower that may hereafter be created, formed or acquired by Borrower in accordance with the terms of this Agreement) and MauritiusCo

does not and will not have any significant or material assets other than the capital stock and other equity interests of such Permitted Foreign Subsidiaries, (iii) the current and issued and outstanding capital stock and other equity interests in MauritiusCo as of March 9, 2011 consists of 377,799 shares of common stock issued to Global Services, (iv) Emtec India does not and will not conduct any business other than the business of providing back office support, IT products, services and consulting to Emtec Global and the other Borrower entities and their direct and indirect Subsidiaries and also directly to third party clients, (v) the current and issued and outstanding capital stock and other equity interests in Emtec India as of March 9, 2011 consists of 76,717 shares of common stock issued to MauritiusCo and one share issued to Emtec Global, (vi) the current and issued and outstanding capital stock and other equity interests in Covelix India as of March 9, 2011 consists of 9,999 shares of common stock issued to Covelix and one (1) share of common stock issued to Emtec Global.

Without limiting the generality of any other provisions of this Agreement (specifically including without limitation Section 6.2.2, 6.2.1 and 6.2.12), no Borrower entity shall make any intercompany loans or capital contributions or investments, or otherwise transfer any assets of any kind (including sales or transfers of inventory) to or engage in any other transactions of any kind with any direct or indirect Foreign Subsidiary (excluding any Permitted Foreign Subsidiary that shall become a Borrower entity hereunder) without the prior written consent of DLL, except that notwithstanding anything to the contrary provided for in Section 6.2.2 and 6.2.12, in each fiscal year, Borrower entities may transfer up to $300,000 in the aggregate for such fiscal year in moneys or assets to any one or more of MauritiusCo or any other Permitted Foreign Subsidiary that is a direct Subsidiary of a Borrower entity (whether as capital contributions, intercompany loans and/or such other transactions as Borrower may elect in its discretion) to be used (either directly by MauritiusCo or such direct Foreign Subsidiary and/or indirectly by Emtec India and/or any other Permitted Foreign Subsidiaries of MauritiusCo after the further transfer thereof from MauritiusCo to such Permitted Foreign Subsidiaries) to fund the business operations and activities of MauritiusCo, its Permitted Foreign Subsidiaries and any other direct Permitted Foreign Subsidiaries of any Borrower entity, but only to the extent that prior to making any such transfer, Borrower shall give DLL prior written notice thereof, which such notice shall include the amount of such transfer and a reasonably detailed description of the purpose of such transfer. The provisions of this paragraph shall supersede any contrary provisions regarding the ability of Borrower to request and use the proceeds of Revolving Credit Loan on behalf of MauritiusCo set forth in that certain letter from DLL to Borrower dated March 30, 2010 (the "2010 Foreign Restructuring Consent Letter"); provided that, nothing in this paragraph shall supersede or contradict the consent granted in the 2010 Foreign Restructuring Consent Letter for Borrower to provide funds to MauritiusCo and/or Emtec India to fund a one-time aggregate acquisition of assets by Emtec India from an unrelated Indian Entity as previously informally described by Borrower to DLL as further described and provided for in the 2010 Foreign Restructuring

Consent Letter (which such investment shall not be included when calculating Borrower's compliance with the provisions of this paragraph for fiscal year 2010).

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, upon no less than ten (10) Business Days prior written notice to DLL, Borrower may cause any two or more Permitted Foreign Subsidiaries (excluding any Permitted Foreign Subsidiary that shall become a Borrower entity hereunder) to merge with each other, combine or otherwise consolidate.

Covenant Regarding Non-Borrower Canadian Subsidiaries.

For purposes of this covenant and any other covenant in Section 6 of this Loan Agreement and this Schedule, "Canadian Subsidiary" shall mean a Subsidiary organized under the laws of the federal laws of Canada or under the laws of a province or territory of Canada and "Permitted Canadian Subsidiary" shall mean, collectively, Emtec Infrastructure Canada (as defined below) and any other Canadian Subsidiaries hereafter created, formed or acquired by Borrower and its Subsidiaries in accordance with the paragraph titled "Covenant Regarding New Subsidiaries" in this Section 6.1.15 of this Schedule below. Borrower represents and warrants and covenants that: (i) the only direct and indirect Canadian Subsidiaries of Borrower as of December 7, 2010 is Emtec Infrastructure Services Canada Corporation, a corporation organized under the federal laws of Canada ("Emtec Infrastructure Canada"), (ii) Emtec Infrastructure Canada is involved in and conduct businesses substantially similar to those conducted, and (iii) the current and issued and outstanding capital stock and other equity interests in Emtec Infrastructure Canada as of December 7, 2010 consists of 1,000 common shares issued to Emtec Infrastructure Services Corporation, a Borrower entity and Delaware corporation ("Emtec Infrastucture DE").

Without limiting the generality of any other provisions of this Agreement (specifically including without limitation Section 6.2.2, 6.2.1 and 6.2.12), no Borrower entity shall make any intercompany loans or capital contributions or investments, or otherwise transfer any assets of any kind (including sales or transfers of inventory) to or engage in any other transactions of any kind with any direct or indirect Canadian Subsidiary (excluding any Permitted Canadian Subsidiary that shall become a Borrower entity hereunder) without the prior written consent of DLL, except that notwithstanding anything to the contrary provided for in Section 6.2.2 and 6.2.12, Borrower entities may make transfers of moneys or assets to and/or make payments to DLL for the benefit of any one or more of the Permitted Canadian Subsidiaries (whether as capital contributions, intercompany loans and/or such other transactions as Borrower may elect in its discretion) as may be required under the terms of the Canadian Guaranty.

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3. **Amendment to Emtec Global Pledge; Agreement Regarding Covelix India**

(A) Upon the effectiveness of this Amendment as provided for in Section 4 hereof below,: (1) Emtec Global shall be deemed to have pledged and granted a continuing, first priority lien and security interest to DLL to secure the payment and performance of the Obligations when due in all of Emtec Global's right, title and interest in and to all of the capital stock and equity interests issued by the Joining Borrowers (collectively, the "**Joining Borrowers' Equity**"), (2) all of Emtec Global's right, title and interest in and to the Joining Borrowers' Equity shall be deemed to be included in the "Collateral" under the Loan and Security Agreement and the "Pledged Collateral" under the Collateral Pledge Agreement dated December 5, 2008 made by Emtec Global in favor of DLL (as it may otherwise have been and may hereafter be modified, amended, extended, restated, supplemented or replaced, from time to time, the "**Emtec Global Pledge**"), (3) Joining Borrowers shall each be deemed to be an "Issuer" under the Emtec Global Pledge, (4) Schedule 1 to the Emtec Global Pledge shall be amended and restated as set forth in **Exhibit I** attached hereto include all of Joining Borrower's Equity and (5) Emtec Global shall promptly take all actions, including executing and delivering any amendment to the Emtec Global Pledge, delivering any applicable and appropriate stock certificates and stock powers and/or causing Joining Borrowers to execute and deliver any pledge acknowledgements, which DLL may reasonably request to give effect to and/or confirm the provisions of this sentence.

(B) Notwithstanding anything to the contrary provided for in the Loan and Security Agreement: (i) unless and until DLL shall exercise its rights under the following clause (ii), Covelix shall not be required to pledge or grant a lien or security interest in, and neither the "Collateral" under the Loan and Security Agreement, any of Covelix's equity interests or capital stock in Covelix India, and (ii) at any time in its sole and absolute discretion, DLL may, by written notice to the Borrower, exercise its rights under this clause (ii) and require that Covelix pledge and grant a continuing, first priority lien and security interest to DLL to secure the Obligations in all of Covelix's right, title and interest in and to all of the equity interests and capital stock in Covelix India and all proceeds the foregoing, subject only to the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement with respect to pledges and liens on the Voting Capital Stock of non-United States Subsidiaries (all of such right, title and interest, subject to such limitations, the "**Covelix India Collateral**"). Upon the giving of any notice by DLL exercising its rights under clause (ii) of the foregoing sentence, then, immediately and automatically: (1) Covelix shall be deemed to have pledged and granted such a continuing, first priority lien and security interest to DLL to secure the payment and performance of the Obligations when due in all of Covelix's right, title and interest in and to the Covelix India Collateral (taking into account the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement referenced above), (2) all of Covelix's right, title and interest in and to the Covelix India Collateral (taking into account the limitations set forth in the final paragraph of Section 3.1 of the Loan and Security Agreement referenced above) shall be deemed to be included in the "Collateral" under the Loan and Security Agreement, and (3) Covelix shall promptly take all actions, including executing and delivering any collateral pledge agreement, delivering any applicable and appropriate stock

certificates and stock powers and/or causing Covelix India to execute and deliver any pledge acknowledgements, which DLL may reasonably request to give effect to and/or confirm the provisions of this sentence

4. Effectiveness Conditions. This Amendment shall be effective upon the satisfaction of the following conditions (any and all Loan Documents, agreements, documents, contracts, certificates, authorizing resolutions, etc. required to be delivered below must be satisfactory in form and substance, and on terms and conditions acceptable to, DLL and its counsel in their Permitted Discretion) (the "**Effectiveness Conditions**"):

(A) execution and delivery of this Amendment by all parties hereto;

(B) execution and delivery by Borrower (including all Joining Borrowers) to DLL of (i) an Amended and Restated Secured Revolving Credit Note in the maximum principal amount of $32,000,000 and (ii) an Amended and Restated Secured Floorplan Loan Note in the maximum principal amount of $32,000,000;

(C) Delivery to DLL of a certificate of the secretary or assistant secretary of each Joining Borrower: (i) certifying the name, title and signature of the officer of such Joining Borrower executing this Amendment and/or any other related instrument, document or agreement on behalf of such Joining Borrower, (ii) certifying full and complete copies of the certificate/articles of incorporation and bylaws (including all amendments thereto) of such Joining Borrower as in effect on the date of such certificate as attached thereto (and each such certificate/articles of incorporation provided under this clause (ii) shall be a certified copy recently provided by the appropriate governmental official in such Joining Borrower's jurisdiction of organization), (iii) the good standing of such Joining Borrower in its jurisdiction of organization and attaching a recent good standing certificate issued by the appropriate governmental official in such jurisdiction and (iv) a copy of the resolutions and/or written actions or consents of the boards of directors of such Joining Borrower authorizing and/or ratifying the execution of this Amendment and/or any other related instrument, document or agreement (including the Amended and Restated Secured Revolving Credit Note, Amended and Restated Secured Floorplan Loan Note) and the performance of the transactions contemplated hereby and thereby; and

(D) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the negotiation, preparation and execution of this Amendment. Borrower hereby authorizes DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

5. Post Closing Covenants. Borrower acknowledges that as an accommodation to Borrower, DLL has agreed to close on this Amendment, and to have this Amendment become

effective, upon the satisfaction of only the Effectiveness Conditions set forth in Section 4 hereof. without the prior satisfaction of other conditions that DLL would otherwise require as conditions precedent to the effectiveness of this Amendment. Therefore, in consideration of this agreement and accommodation by DLL, Borrower hereby covenants and agrees Borrower shall cause each of the conditions and covenants set forth in this Section 5 below (the "**Post Closing Covenants**") to be fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the respective deadlines set forth in this Section 5. Borrower specifically acknowledges and agrees that: (i) in the event that any one or more of the Post Closing Covenants is not fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the applicable deadline therefor set forth in this Section 5, an immediate and automatic Event of Default shall be deemed to have occurred under the Loan and Security Agreement and in consequence thereof, DLL shall immediately and automatically become entitled to exercise all of the rights and remedies available to DLL under the Existing Loan Documents (or any future Loan Documents that may hereafter be executed and delivered by the parties hereto), at law and in equity as a consequence of such an occurrence of such Event(s) of Default under the Loan and Security Agreement (specifically including without limitation all rights and remedies described in Section 7.2 of the Loan and Security Agreement) and (ii) without limiting the generality of the foregoing, in the event that any one or more of the following Post Closing Covenants is not fully satisfied and performed to the satisfaction of DLL and its counsel in their Permitted Discretion by the applicable deadline therefor set forth in this Section 5, under no circumstances whatsoever shall any Loans of any kind be made based on any Floorplanned Inventory and/or Receivables of any Joining Borrower, even if DLL acting in its sole and absolute discretion shall elect to make any Loans of any kind in respect of the assets of any of the other Borrower entities despite the existence of the Event(s) of Default that will automatically arise under the preceding clause (i) as a result of Borrower's failure to satisfy and perform any of the Post Closing Covenants. The Post Closing Covenants are as follows:

(A) No later than March 31, 2011, Borrower shall cause the following Post-Closing Conditions to be satisfied:

(i) Receipt and review by DLL of such lien searches (including at DLL's option in its sole discretion Uniform Commercial Code financing lien searches, judgments and state and federal tax lien searches) against each Joining Borrower showing no Liens on the Collateral of each Joining Borrower (other than Liens permitted under the Loan Documents);

(ii) Delivery to DLL of all stock certificates/equity certificates for each Joining Borrower, each accompanied by an appropriate stock power or other instrument of transfer executed in blank; and

(iii) Delivery to DLL of an updated Perfection Certificate with information for all Borrower entities, including Joining Borrowers

(iv) Delivery to DLL by Borrowers of an opinion letter from Borrower's

counsel addressing such matters regarding Joining Borrowers as DLL may require in its Permitted Discretion;

(v) Delivery to DLL of certificates of insurance evidencing insurance coverage for each Joining Borrower satisfying the requirements for Joining Borrower under the Loan and Security Agreement;

(vi) Delivery to DLL of a certificate signed by an appropriate officer of each Borrower entity (including each Joining Borrower): (i) certifying as true and complete an amended and restated Exhibit A to the Schedule setting forth the provisions regarding the representations and warranties as to each individual Borrower entity (including each Joining Borrower) as of the date of such Certificate (and upon delivery of such certificate, Exhibit A to the Schedule shall be deemed to have been amended and restated in its entirety in the form of such new Exhibit A delivered with such certificate), (ii) representing and warranting that as of the date of such certificate, and after giving effect to such amendment and restatement of Exhibit A to the Schedule, all warranties and representations made to DLL under the Loan and Security Agreement and all other Existing Loan Documents by Borrower (including each Existing Borrower and each Joining Borrower) are accurate in all material respects as though made on the date hereof, and specifically reaffirming and restating all of the representations and warranties required under Sections 6(B) through (E) of this Amendment below as to each Existing Borrower and each Joining Borrower as of the date of such certificate, and (iii) certifying that as of the date of such certificate, no Event of Default, or event that with the passage of time or giving of notice or both will become an Event of Default, exists under the Loan and Security Agreement or any other Existing Loan Documents; and

(vii) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the documenting and coordinating the satisfaction of the Post Closing Conditions described in this Section 6(B). Borrower hereby authorizes the DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

(B) No later than April 30, 2011, Borrower shall cause the following Post-Closing Conditions to be satisfied:

(i) Establishment of appropriate Blocked Accounts for each Joining Borrower and execution and delivery of appropriate blocked account agreements with respect thereto by the applicable Borrower entities, DLL and the banks at which such Blocked Accounts will be maintained (provided that, if applicable, the provisions of this paragraph (B)(i) may be satisfied by amending the Blocked Account agreements already in place between Borrower, DLL and the applicable bank(s) to include the new Blocked Accounts being established for each Joining Borrower). Notwithstanding anything to the contrary provided for in the Second Amendment and

Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and First Amendment to Collateral Pledge Agreement dated as of December 7, 2011 between Borrower and DLL (the "**Second Amendment**"), the deadline provided under Section 6(C) of such Second Amendment for the completion of the "Post-Closing Conditions" set forth therein shall also be extended to April 30, 2011; and

(ii) Payment by Borrower of all reasonable fees, costs and expenses (including without limitation any and all reasonable legal fees and expenses) incurred by DLL in the documenting and coordinating the satisfaction of the Post Closing Conditions described in this Section 5. Borrower hereby authorizes DLL to charge the Borrower's revolving loan account with the amount of all such costs and expenses of DLL in satisfaction thereof, and requests that DLL make one or more Revolving Credit Loan(s) on or after the date hereof in an aggregate amount equal to the total amount of all such costs and expenses, and that DLL disburse the proceeds of such Revolving Credit Loan(s) in satisfaction thereof.

6. Representations and Warranties. Each Borrower entity (including each Joining Borrower) represents and warrants to DLL that:

(A) After giving effect to this Amendment (subject to the amended and restatement of Exhibit A to the Schedule with information as to the Joining Borrowers provided for in Section 5(A)(vi)), all warranties and representations made to DLL under the Loan and Security Agreement and all other Existing Loan Documents as to Borrower are accurate in all material respects as though made on the date hereof (except to the extent any such representation and warranty was made only as of a specific, earlier date).

(B) Borrower has all requisite power and authority to execute and deliver the Amendment and each other document to be delivered in connection herewith to which it is a party (including the Amended and Restated Secured Revolving Credit Note, the Amended and Restated Secured Floorplan Loan Note) and to perform all of its Obligations hereunder and under the Loan and Security Agreement and all other Existing Loan Documents as amended hereby and has not taken any steps to wind up, dissolve or otherwise liquidate its assets, and without limiting the generality of the foregoing, Joining Borrower has all such requisite power and authority to enter into and perform all of its obligations under this Amendment and the Loan and Security Agreement and all other Existing Loan Documents as amended hereby (including the Amended and Restated Secured Revolving Credit Note and Amended and Restated Secured Floorplan Loan Note) as provided for herein and particularly in Section 1 of this Amendment above.

(C) The execution and delivery by Borrower (specifically including each Joining Borrower) of this Amendment, and the performance by it of the transactions herein contemplated (i) have been authorized by all necessary corporate action and (ii) do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or By-Laws (or, if applicable, Certificate of Formation or Operating Agreement) or any other document, agreement or instrument to which such entity is a party or by which such entity or its assets are

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bound.

(D) Each of the Amendment, and any assignment, instrument, document, or agreement executed and delivered in connection herewith, and the Loan and Security Agreement and all other Existing Loan Documents as amended hereby, are the legal, valid and binding obligations of Borrower (specifically including each Joining Borrower) enforceable against Borrower in accordance with its terms subject to the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and the effect of general principles of equity whether applied by a court of equity or law.

(E) Both immediately prior and after giving effect to this Amendment, no Event of Default, or event that with the passage of time or giving of notice or both will become an Event of Default, exists under the Loan and Security Agreement or any other Existing Loan Documents.

7. Collateral.

(A) To secure the payment and performance of all of the Obligations when due (specifically including without limitation, all Canadian Guaranty Obligations), each Existing Borrower hereby reconfirms and restates its grant under the Loan and Security Agreement and the other Existing Loan Documents of a security interest and lien in favor of DLL and DLL Canadian Lender on all of its Collateral (including all Excess Cash Collateral), whether now owned or hereafter acquired, created or arising and wherever located. Each Existing Borrower hereby confirms and agrees that all security interests and liens granted under the Loan and Security Agreement and the other Existing Loan Documents to DLL and DLL Canadian Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Encumbrances. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of DLL's and DLL Canadian Lender's security interest in and liens upon the Collateral.

(B) Without limiting the generality of the joinder of Joining Borrowers into the Loan and Security Agreement as provided for in Section 1 of this Amendment above, each Joining Borrower hereby grants to DLL and DLL Canadian Lender to secure the payment and performance of all of the Obligations when due (specifically including without limitation, all Canadian Guaranty Obligations): (i) a first priority security interest (subject only to Permitted Encumbrances) in all of such Joining Borrower's now owned or hereafter acquired or arising Receivables, Chattel Paper, Commercial Tort Claims, Deposit Accounts (and all funds and monies from time to time on deposit therein), Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, life insurance policies, Trademarks, Copyrights, Licenses and Patents, all of such Joining Borrower 's money and cash, any and all property now or at any time hereafter in DLL's or DLL Canadian Lender's possession (including claims and credit balances and any and all Excess Cash Collateral), and all proceeds of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) and all Supporting Obligations, products, accessions and all books and records related to any of the foregoing and (ii)

assigns, transfers and sets over to DLL and DLL Canadian Lender all of its right, title and interest, powers, privileges and other benefits of all leases, rental agreements and related documents entered into by such Joining Borrower with respect to any Equipment leased by such Joining Borrower as lessor or lessee together with all income, proceeds and other benefits thereof.

(C) Without limiting the generality of the foregoing paragraphs (A) and (B), Borrower (specifically including each Joining Borrower) acknowledges and agrees that the Obligations secured by the Collateral and the grants of security interests and liens in the Collateral by Borrower in favor of DLL and DLL Canadian Lender include all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to DLL or DLL Canadian Lender, whether evidenced by the Loan and Security Agreement, the Canadian Guaranty, any note or other instrument or document or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by DLL in Borrower's debts owing to others), absolute or contingent, due or to become due, and that the foregoing would include any such debts, liabilities, obligations and indebtedness owing to DLL from Borrower in connection with any operating or capital lease.

8. <u>Ratification of Loan Documents</u>. Except as otherwise expressly set forth herein, all of the terms and conditions of the Loan and Security Agreement and the other Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan and Security Agreement shall mean the Loan and Security Agreement as modified by this Amendment. Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan and Security Agreement. Accordingly, it shall be an Event of Default under the Loan and Security Agreement if (i) any representation or warranty made by Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

A. <u>Confirmation of Indebtedness</u>. Borrower hereby acknowledges and confirms that as of the close of business on March 3, 2011, Borrower is indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of \$18,105,600.83, comprised of (a) \$17,274,945.74 with respect to Revolving Credit Loans and (b) \$830,655.09, with respect to the Floorplan Loan. Borrower hereby confirms and agrees that the foregoing Obligations, together with all other Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by Borrower under the Loan and Security Agreement and the other Loan Documents, as reflected in the books and records of DLL as of the date hereof, are absolutely and unconditionally and jointly and severally owing from and payable by Borrower, and Borrower is jointly and severally indebted to DLL with respect thereto, all without any set-off, deduction, claim, counterclaim or defense of any nature.

B. **<u>Release</u>.** Borrower acknowledges and agrees that it has no actual or potential claim

or cause of action against DLL relating to the Loan and Security Agreement or any other Loan Document and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof. As further consideration for the consents, amendments set forth herein, Borrower hereby waives and releases and forever discharges DLL and its past and present officers, directors, attorneys, agents, professionals and employees (all collectively the "Released Parties") from any liability, damage, claim, loss or expense of any kind that Borrower had, may now have or may hereafter have against any one or more of the Released Parties arising out of or relating to (a) this Amendment (and any documents, agreements being executed in connection herewith), the Loan and Security Agreement, or any other Loan Document, (b) any and all Loans or other extensions of credit made thereunder through the date hereof, (c) any other Obligations heretofore made and/or outstanding under the Loan and Security Agreement or any other Loan Document, (d) any transactions pursuant to or contemplated by or arising from or entered into in connection with this Amendment (and any documents, agreements being executed in connection herewith), the Loan Agreement, any other Loan Documents, any such Loans or extensions of creditor or any other Obligation and/or (e) any action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or after satisfaction of any conditions) by any of the Released Parties either in connection with any of the foregoing, or as contemplated by the Loan and Security Agreement or by any Loan Documents, or in connection with the negotiation or administration of the Loan and Security Agreement, this Amendment (and any documents, agreements being executed in connection herewith) or any other Loan Document, in each such case to the extent such liability, damage, claim, loss or expense arises out of an event or circumstance that has occurred, arisen or is in existence as of the date hereof.

9. Governing Law. **THIS AGREEMENT, AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), INCLUDING WITHOUT LIMITATION ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF PENNSYLVANIA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. WITHOUT LIMITING THE GENERALITY OF THE JOINDER OF JOINING BORROWERS AS PROVIDED FOR IN SECTION 1 OF THIS AMENDMENT ABOVE, EACH BORROWER SPECIFICALLY ACKNOWLEDGES THAT THE PROVISIONS OF SECTION 9.26 OF THE LOAN AND SECURITY AGREEMENT REGARDING CONSENT TO JURISDICTION AND SERVICE OF PROCESS ARE INCORPORATED HEREIN BY REFERENCE.**

10. WAIVER OF JURY TRIAL. **DLL AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AMENDMENT; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN DLL AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF DLL OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS,**

**ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH DLL OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.**

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile or other electronic transmission (including email transmission of a PDF copy of any signature) shall bind the parties hereto.

12. Joint and Several Obligations of Borrower. If more than one Person is named as the "Borrower" above, or hereafter becomes a "Borrower" hereunder by means of a joinder, amendment or other modification hereto or to the Loan and Security Agreement, then all references herein to "Borrower" shall be deemed to be a joint and several reference to each and every such Borrower entity and/or to any such Borrower entity as the context shall require. The liability of all such Borrower entities for the Loans and other Obligations shall be joint and several as further provided for in Section 9.29 of the Loan and Security Agreement.

13. Miscellaneous. All terms, conditions, promises, covenants, provisions and warranties hereof and of the Loan Documents shall inure to the benefit of and bind DLL's and Borrower's respective representatives, successors and assigns (but Borrower may not sell, assign or transfer any interest in this Amendment or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's obligations, rights, title, interests, remedies, powers and duties hereunder or thereunder). Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the generality of the joinder of Joining Borrowers as provided for in Section 1 of this Amendment above, each Borrower specifically acknowledges that the provisions of Section 9.17 of the Loan and Security Agreement regarding injunctive relief, Section 9.22 of the Loan and Security Agreement regarding liability and damages and Section 8.1 of the Loan and Security Agreement regarding costs and expenses and indemnities are incorporated herein by reference.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
SIGNATURES ON FOLLOWING PAGES

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

**DE LAGE LANDEN FINANCIAL SERVICES, INC.**

By: [signature]
Name: MICHAEL L. JORDAN
Title: CREDIT PROCESS MANAGER

**BORROWER:**

**EXISTING BORROWERS:**

**EMTEC, INC.** (a Delaware corporation)

By: ______________________________ (SEAL)
Name:
Title:

**EMTEC, INC.** (a New Jersey corporation)

By: ______________________________ (SEAL)
Name:
Title:

**EMTEC VIASUB LLC** (a Delaware limited liability company)

By: ______________________________ (SEAL)
Name:
Title:

**EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION)** (a New Jersey corporation)

By: ______________________________ (SEAL)
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

**DE LAGE LANDEN FINANCIAL SERVICES, INC.**

By:____________________________
Name: ____________________________
Title: ____________________________

**BORROWER:**

**EXISTING BORROWERS:**

**EMTEC, INC.** (a Delaware corporation)

By:____________________________ (SEAL)
Name: Sam M. Bhatt
Title: VP Finance

**EMTEC, INC.** (a New Jersey corporation)

By:____________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**EMTEC VIASUB LLC** (a Delaware limited liability company)

By:____________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**EMTEC FEDERAL, INC. (formerly known as WESTWOOD COMPUTER CORPORATION)** (a New Jersey corporation)

By:____________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

[Signature Page 1 of 3 to Third Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

**EMTEC GLOBAL SERVICES LLC (formerly known as EMTEC FEDERAL SERVICES LLC, formerly known as WESTWOOD FEDERAL SERVICES, LLC)** (a Delaware limited liability company)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**LUCEO, INC.** (an Illinois corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**EBUSINESS APPLICATION SOLUTIONS, INC.** (a New Jersey corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**AVEEVA, INC.** (a Delaware corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**SECURE DATA, INC.** (a Delaware corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

[Signature Page 2 of 3 to Third Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

**EMTEC INFRASTRUCTURE SERVICES CORPORATION** (a Delaware corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**KOAN-IT (US) Corp.** (a Delaware Corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**JOINING BORROWERS:**

**COVELIX, INC.** (a Delaware corporation)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

**DINERO SOLUTIONS, LLC** (a Georgia limited liability company)

By: ______________________________ (SEAL)
Name: Samir R. Bhatt
Title: Secretary

[Signature Page 3 of 3 to Third Amendment to DLL/Emtec Loan and Security Agreement and Schedule]

[Borrower's Notary Pages on Following Pages]

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF [illegible] :

On this 4th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared [illegible], known to me or satisfactorily proven to me to be such individual, who states that s/he is the VP Finance of Emtec, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-28-2015 STATE OF NEW JERSEY

UNITED STATES OF AMERICA
STATE OF NJ : S.S.
COUNTY OF ______:

On this 7th day of MARCH, 2011, before me, a Notary Public for the said County and State, personally appeared ______ ______, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Emtec, Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-26-2015 STATE OF NEW JERSEY

BORROWER'S NOTARY PAGE – 3 of 13

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF UNION :

On this 7th day of MARCH, 2011, before me, a Notary Public for the said County and State, personally appeared Sandra Lafferty, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Emtec Viasub LLC (a Delaware limited liability company), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-28-2015 STATE OF NEW JERSEY

BORROWER'S NOTARY PAGE – 4 of 13

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF Union :

On this 7th day of MARCH, 2011, before me, a Notary Public for the said County and State, personally appeared Brian Harnett, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Emtec Federal, Inc. (formerly known as Westwood Computer Corporation) (a New Jersey corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-28-2015 STATE OF NEW JERSEY

1825125.BUSINESS

BORROWER'S NOTARY PAGE – 5 of 13

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF Union :

On this 9th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared Samir Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Emtec Global Services LLC (formerly known as Emtec Federal Services LLC, formerly known as Westwood Federal Services, LLC) (a Delaware limited liability company), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

16281253.BUSINESS

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF [illegible] :

On this 9th day of MARCH, 2011, before me, a Notary Public for the said County and State, personally appeared [illegible], known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Lueco, Inc. (an Illinois corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF Union :

On this 9th day of MARCH, 2011, before me, a Notary Public for the said County and State, personally appeared Samir Shah, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of eBusiness Application Solutions, Inc. (a New Jersey corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[signature]

Notary Public
My Commission Expires:

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF Union :

On this 9th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared Shmik Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Aveeva, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-20-2015
STATE OF NEW JERSEY

Notary Public
My Commission Expires:

UNITED STATES OF AMERICA :
STATE OF NJ : SS
COUNTY OF Union :

On this 7th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared [illegible], known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Secure Data, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELFRED L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

UNITED STATES OF AMERICA
STATE OF NJ : S.S.
COUNTY OF [illegible] :

On this 9th day of [illegible], 2014, before me, a Notary Public for the said County and State, personally appeared [illegible] [illegible], known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Emtec Infrastructure Services Corporation (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-26-2015 STATE OF NEW JERSEY

UNITED STATES OF AMERICA :
STATE OF NJ : S.S.
COUNTY OF Union :

On this 9th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared Frank Barry, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of KOAN-IT (US) Corp. (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal

Notary Public
My Commission Expires:

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

BORROWER'S NOTARY PAGE – 12 of 13

UNITED STATES OF AMERICA :
STATE OF NJ ) S.S.
COUNTY OF Salem )

On this 9th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared .... Bruce Bhatt, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Covelix, Inc. (a Delaware corporation), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING NOTARY PUBLIC EXPIRES 12-28-2015 STATE OF NEW JERSEY

<u>BORROWER'S NOTARY PAGE – 13 of 13</u>

UNITED STATES OF AMERICA
STATE OF NJ : S.S
COUNTY OF Union :

On this 5th day of March, 2011, before me, a Notary Public for the said County and State, personally appeared Dante Barrett, known to me or satisfactorily proven to me to be such individual, who states that s/he is the Secretary of Dinero Solutions, LLC (a Georgia limited liability company), one of the Borrowers named in the foregoing Third Amendment and Joinder to the Loan and Security Agreement and Schedule to the Loan and Security Agreement and Second Amendment to Collateral Pledge Agreement ("Amendment") and s/he acknowledged to me that s/he executed the foregoing Amendment as an authorized officer of or signer for said entity, that the said instrument was signed on behalf of said entity as authorized by its Board of Directors or other applicable entity governance authority and that said instrument to be the free act and deed of said entity.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

DELORES L. IRVING
NOTARY PUBLIC
EXPIRES 12-28-2015
STATE OF NEW JERSEY

**EXHIBIT I TO DECEMBER 2011 AMENDMENT**
**AMENDED AND RESTATED SCHEDULE I TO EMTEC GLOBAL PLEDGE**
**SCHEDULE I**

**Pledged Collateral**

The following Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

A. Pledged Shares

| Name of Issuing Corporation | Jurisdiction of Incorporation | Classes of Shares and Total Number of Shares per Class Authorized to be Issued | Total Number Of Shares Issued per Class | Number of Each Class of Shares Issued to Pledgor | Stock Certificate Number for Pledged Shares |
|---|---|---|---|---|---|
| Lucco, Inc. | Illinois | 10,000 shares of common stock | 1,000 shares of common stock | 1,000 shares of common stock | 4 |
| eBusiness Application Solutions, Inc. | New Jersey | 1,000 shares of common stock | 1,000 shares of common stock | 1,000 shares of common stock | 1 and 3 |
| Aveeva, Inc. | Delaware | 1,500 shares of common stock | 100 shares of common stock | 100 shares of common stock | 2 |
| Covelix, Inc. | Delaware | 1,000,000 shares of common stock<br>1,000,000 shares of preferred stock | 323,333 shares of common stock<br>No shares of preferred stock | 323,333 shares of common stock<br>No shares of preferred stock | 5 |

B. Pledged Partnership Interests

102707.010101/21977494v3

| Name of Issuing Partnership | Jurisdiction of Organization | Classes of Interests and Total Number of Interests per Class Authorized to be Issued | Total Number Of Interests Issued per Class | Number of Each Class of Interests Issued to Pledgor | Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests |
|---|---|---|---|---|---|
| NONE | | | | | |

Pledged Membership Interests

| Name of Issuing Limited Liability Company | Jurisdiction of Organization | Classes of Interests and Total Number of Interests per Class Authorized to be Issued | Total Number Of Interests Issued per Class | Number of Each Class of Interests Issued to Pledgor | Are Interested Certificated? If Applicable, Certificate Number for Pledged Interests |
|---|---|---|---|---|---|
| Dinero Solutions, LLC | Georgia | N/A | Not specified | 100% of the Interests Issued | N/A |